UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2009 (February 25, 2009)

TRIPLE-S MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

     Triple-S Management Corporation (the “Company”), is filing this Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 3, 2009 (the “Original Report”), to: (i) clarify that the engagement of KPMG LLP as the Company's principal independent accountants has ended effective upon the issuance of the Company’s financial statements for the year ended December 31, 2008 in the Form 10-K filed today with the SEC (the “2008 10-K”), (ii) modify the disclosure in the sixth paragraph of the Original Report in response to a letter received by the Company from the SEC on March 5, 2009 to comply with language in Item 304(a)(2)(i) of Regulation S-K, (iii) provide the disclosures required by Item 304(a)(1) of Regulation S-K as a result of the completion of the Company’s financial statements for the fiscal year ended December 31, 2008, (iv) extend the subsequent interim period in the Original Report from February 25, 2009 through March 18, 2009, (v) include a copy of a letter of KPMG LLP addressed to the SEC regarding the statements made by the Company in the Original Report as amended by this Amendment No. 1, and (vii) make other minor conforming changes.

Item 4.01        Changes in Registrant’s Certifying Accountant

     (a),(b)  In August 2008, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company determined to request proposals from independent registered public accounting firms for the Company’s 2009 audit.  The Audit Committee believes that a periodic review of the appointment of the Company’s external audit firm is beneficial to the Company and its shareholders.  KPMG LLP (“KPMG”) has acted as the principal independent accountants of the Company for over 25 years.  The Audit Committee invited KPMG and the other three major U.S. international accounting firms to participate in the process.  As a result of this competitive process and after careful deliberation of the proposals submitted by these four firms, on February 25, 2009, the Audit Committee selected PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009, and dismissed KPMG from that role, effective upon the completion of the audit of the Company’s financial statements and the issuance of the Form 10-K for the fiscal year ended December 31, 2008.

     The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007, respectively, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:  KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 contained a separate paragraph stating that “[a]s discussed in [Note 16 for 2008 and Note 15 for 2007] to the consolidated financial statements, the Company adopted the recognition and disclosure provisions of Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, as of December 31, 2006.”  The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG advised the Company of a material weakness with respect to other-than-temporary impairment (“OTTI”), as explained in the fifth paragraph of this Item 4.01.

     During the two fiscal years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through March 18, 2009: (1) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its reports on the financial statements of the Company for such years, except for the matter discussed in the following paragraph, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the matter described in the second paragraph and further discussed in the fifth paragraph of this Item 4.01.

     On February 9, 2009, in a meeting with the Audit Committee related to the audit of the Company’s financial statements for the year ended December 31, 2008, KPMG provided written notice to the Audit Committee that it had a disagreement with management related to whether a decline in fair value of certain securities held by the Company in its investment portfolio in the second quarter of 2008 resulted in an OTTI in the value of such securities.  This issue had been presented as a review difference and discussed in an Audit Committee meeting held on August 4, 2008.  The accounting issue was resolved to KPMG’s satisfaction at such meeting, and the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 having recorded an OTTI of $2.36 million with respect to such securities in the financial statements of such quarter.  The Company has authorized KPMG to respond fully to the inquiries of PwC, as successor auditor, regarding such disagreement.

     On March 9, 2009, a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred as follows:  In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2008, and having assessed the effectiveness of the Company’s internal control based on criteria described in the “Internal Control—Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission, management concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2008 due to the following material weakness:  The Company’s processes, procedures, and controls are not designed or operating effectively to ensure that other-than-temporary impairment (“OTTI”) on available for sale investment securities were recorded in accordance with generally accepted accounting principles.  Specifically, our policies and procedures were not designed effectively to identify a complete population of available for sale investments that should be analyzed for OTTI. Also, our monitoring controls are not designed to consider factors that may indicate a decline in the value of available for sale investments is other than temporary in accordance with generally accepted accounting principles. These control deficiencies constitute a material weakness that resulted in material errors in net realized investment losses in our preliminary 2008 annual consolidated financial statements which were corrected prior to issuance of the Company’s consolidated financial statements. The Company is taking steps to address the material weakness and improve its internal control over financial reporting, as described in Item 9A of its 2008 10-K.  The Company has authorized KPMG to respond fully to the inquiries of PwC, as successor auditor, regarding this material weakness.

     On February 25, 2009, the Audit Committee approved the engagement of PwC as the Company’s new principal independent accountants for the fiscal year ending December 31, 2009.  During the two fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through March 18, 2009, the date of the filing of the Company’s 2008 10-K with the SEC, the Company did not consult with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and PwC did not provide either a written report or oral advice to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.  The Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

     The Company provided KPMG with a copy of this Current Report on Form 8-K/A prior to its filing with the SEC. The Company has requested and received a letter from KPMG addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of KPMG’s letter is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter of KPMG LLP, dated March 18, 2009, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: March 18, 2009	By:	/s/ Ramón M. Ruiz-Comas
		Name:	Ramón M. Ruiz-Comas
		Title:	President & Chief Executive Officer